                                                                    EXHIBIT 10.8

                                     FORM OF
                                POWER OF ATTORNEY

         Know all by these presents, that the undersigned hereby constitutes and appoints James R. Price the undersigned's true and lawful attorney-in-fact, including without limitation:

         1. to execute for and on behalf of the undersigned, in the undersigned's capacity as a holder of I 3S, Inc. Class A Common Stock (the "COMMON STOCK"), any and all documents related to (i) the financing, whether debt or equity, of I 3S, Inc., (ii) amendments to current or future agreements to which the undersigned is a party related to any debt or equity of I 3S, Inc., and (iii) waivers or exercises of any rights or powers related to the undersigned's Common Stock (including without limitation the waiver of any right of first refusal, preemptive right, right of co-sale or similar rights pertaining to such Common Stock which the undersigned may have); provided, however, that the attorney-in-fact may not sell, assign, transfer or convey any of the undersigned's right, title and interest in and to the Common Stock;

         2. to act as the undersigned's proxy to (i) attend and vote at shareholders' meetings of I 3S, Inc., (ii) otherwise act for the undersigned at any such shareholders' meetings in the same manner and with the same effect as if the undersigned was personally present and acting thereon, (iii) waive notice of any such shareholders' meetings, and (iv) execute consents in lieu of shareholders' meetings of I 3S, Inc.; and

         3. to exercise, do, or perform, as determined by such attorney-in-fact in his sole and absolute discretion, any act, right, power, duty or obligation whatsoever that the undersigned now has or may acquire the legal right, power or capacity to exercise, do, or perform in connection with, arising out of, or relating to the Common Stock, except as set forth above.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done, or shall lawfully have already done or caused to be done, by virtue of this Power of Attorney and the rights and powers herein granted.

         This Power of Attorney shall be in addition to, and not in substitution of, any Proxy the attorney-in-fact may have with respect to the Common Stock. Any and all acts previously taken by, or purported to be taken by, the attorney-in-fact as proxy for the undersigned are hereby, in all respects, ratified, confirmed, approved and adopted by the undersigned.

         This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this ____ day of ____________________________.

EXECUTED BY EACH OF THE FOLLOWING INDIVIDUALS

Gary Dobbins
Thomas L. Jones
Ossama Abourakaba
George Venner
Anthony Martin
Thon Morse
Damon M. Fiske
Andy Shattuck
Kristan V. Boggs
Christopher W. Bedford
David Heitman

                                     FORM OF
                                POWER OF ATTORNEY

         Know all by these presents, that the undersigned hereby constitutes and appoints James R. Price the undersigned's true and lawful attorney-in-fact, including without limitation:

         1. to execute for and on behalf of the undersigned, in the undersigned's capacity as a holder of I 3S, Inc. Class A Common Stock (the "COMMON STOCK"), any and all documents related to (i) the financing, whether debt or equity, of I 3S, Inc., (ii) amendments to current or future agreements to which the undersigned is a party related to any debt or equity of I 3S, Inc., and (iii) waivers or exercises of any rights or powers related to the undersigned's Common Stock (including without limitation the waiver of any right of first refusal, preemptive right, right of co-sale or similar rights pertaining to such Common Stock which the undersigned may have); provided, however, that the attorney-in-fact may not sell, assign, transfer or convey any of the undersigned's right, title and interest in and to the Common Stock;

         2. to act as the undersigned's proxy to (i) attend and vote at shareholders' meetings of I 3S, Inc., (ii) otherwise act for the undersigned at any such shareholders' meetings in the same manner and with the same effect as if the undersigned was personally present and acting thereon, (iii) waive notice of any such shareholders' meetings, and (iv) execute consents in lieu of shareholders' meetings of I 3S, Inc.; and

         3. to exercise, do, or perform, as determined by such attorney-in-fact in his sole and absolute discretion, any act, right, power, duty or obligation whatsoever that the undersigned now has or may acquire the legal right, power or capacity to exercise, do, or perform in connection with, arising out of, or relating to the Common Stock, except as set forth above.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done, or shall lawfully have already done or caused to be done, by virtue of this Power of Attorney and the rights and powers herein granted.

         This Power of Attorney shall be in addition to, and not in substitution of, any Proxy the attorney-in-fact may have with respect to the Common Stock. Any and all acts previously taken by, or purported to be taken by, the attorney-in-fact as proxy for the undersigned are hereby, in all respects, ratified, confirmed, approved and adopted by the undersigned.

         This Power of Attorney shall remain in full force and effect until July 1, 2000, at which time it shall become revocable by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this ____ day of ______________________.

EXECUTED BY EACH OF THE FOLLOWING INDIVIDUALS

Rhonda Barney and Roger Barney
Kenneth Schwenke
Lewis W. Pollok, Jr.
G.C. Markwardt
Lewis W. Pollok, III
Stephen R. Barnes
Mark G. Frederick and Carla J. Frederick
Tonja Rizai
Carolyn M. Clark
Ellen M. Burnett
Tyree B. Miller
Stuart Miller
Clemence P. Ligon

                                     FORM OF
                                    PROXY OF


                                             Number                 Class
             Certificate No.                                        Of Shares
                                                                    of Shares

         I, _______________________ , as holder of the shares described above, revoke any previously executed proxies and appoint James R. Price as my proxy to attend the shareholders' meetings of I 3S, Inc., to vote, execute consents, and otherwise act for me in the same manner and with the same effect as if I were personally present until _________________. Until such time, this proxy shall be irrevocable.

         I authorize my proxy to substitute any other person to act under this proxy, to revoke any substitutions, and to file this proxy in any substitution with the corporation.

DATED:

EXECUTED BY EACH OF THE FOLLOWING INDIVIDUALS

George Venner
Thomas L. Jones
David Heitman
Andy Shattuck
Damon M. Fiske
Kristan V. Boggs
Thon Morse
Anthony Martin
Christopher W. Bedford
Rhonda C. Barney and Roger A. Barney
Kenneth F. Schwenke
Denise Looper
Helen C. Cupples
Lewis W. Pollok, Jr.
G.C. Markwardt
Lewis W. Pollok, III
Stephen R. Barnes
Mark G. Frederick and Carla J. Frederick
Tonja Rizai
Carolyn M. Clark
Clemence P. Ligon
Stuart Miller
Tyree B. Miller
Ellen M. Burnett
Helen C. Cupples
Denise Looper

                                   SUBSTITUTE
                                POWER OF ATTORNEY

         Know all by these presents, that the undersigned, James R. Price, previously named attorney-in-fact for each of the individuals (the "SHAREHOLDERS") listed on EXHIBIT "A" attached hereto, hereby appoints Charles
W. (Bo) Price a true and lawful substitute attorney-in-fact, including without limitation:

         1. to execute for and on behalf of the undersigned, in the undersigned's capacity as attorney-in-fact for each of the Shareholders with respect to such Shareholders' Class A Common Stock (the "COMMON STOCK"), any and all documents related to
                  (i) the financing, whether debt or equity, of I 3S, Inc., (ii) amendments to current or future agreements to which the Shareholders are a party related to any debt or equity of I 3S, Inc., and (iii) waivers or exercises of any rights or powers related to the Shareholders' Common Stock (including without limitation the waiver of any right of first refusal, preemptive right, right of co-sale or similar rights pertaining to such Common Stock which the Shareholders may have); provided, however, that the substitute attorney-in-fact may not sell, assign, transfer or convey any of the Shareholders' right, title and interest in and to the Common Stock;

         2. to act as the Shareholders' proxy to (i) attend and vote at shareholders' meetings of I 3S, Inc., (ii) otherwise act for the Shareholders at any such shareholders' meetings in the same manner and with the same effect as if the Shareholders were personally present and acting thereon, (iii) waive notice of any such shareholders' meetings, and (iv) execute consents in lieu of shareholders' meetings of I 3S, Inc.; and

         3. to exercise, do, or perform, as determined by such substitute attorney-in-fact in his sole and absolute discretion, any act, right, power, duty or obligation whatsoever that the undersigned now has or may acquire the legal right, power or capacity to exercise, do, or perform in connection with, arising out of, or relating to the Common Stock, except as set forth above.

         The undersigned hereby grants to such substitute attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such substitute attorney-in-fact, or such substitute attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done, or shall lawfully have already done or caused to be done, by virtue of this Substitute Power of Attorney and the rights and powers herein granted.

         This Substitute Power of Attorney shall be in addition to, and not in substitution of, any Power of Attorney the undersigned may have with respect to the Common Stock. The undersigned shall have all powers to act as originally granted by the Shareholders and either the undersigned or the substitute attorney-in-fact may act individually or together in such capacity. Any and all acts previously taken by, or purported to be taken by, the substitute attorney-in-fact as attorney-in-fact for the undersigned are hereby, in all respects, ratified, confirmed, approved and adopted by the undersigned.

         This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to the foregoing substitute attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has caused this Substitute Power of Attorney to be executed as of this 5th day of January, 2000.




                                            /s/ James R. Price
                                            -----------------------------------
                                            James R. Price

                                POWER OF ATTORNEY

         Know all by these presents, that the undersigned hereby constitutes and appoints James R. Price the undersigned's true and lawful attorney-in-fact, including without limitation:

         1. to execute for and on behalf of the undersigned, in the undersigned's capacity as a holder of I 3S, Inc. Class A Common Stock (the "COMMON STOCK"), any and all documents related to (i) the financing, whether debt or equity, of I 3S, Inc., (ii) amendments to current or future agreements to which the undersigned is a party related to any debt or equity of I 3S, Inc., and (iii) waivers or exercises of any rights or powers related to the undersigned's Common Stock (including without limitation the waiver of any right of first refusal, preemptive right, right of co-sale or similar rights pertaining to such Common Stock which the undersigned may have); provided, however, that the attorney-in-fact may not sell, assign, transfer or convey any of the undersigned's right, title and interest in and to the Common Stock;

         2. to act as the undersigned's proxy to (i) attend and vote at shareholders' meetings of I 3S, Inc., (ii) otherwise act for the undersigned at any such shareholders' meetings in the same manner and with the same effect as if the undersigned was personally present and acting thereon, (iii) waive notice of any such shareholders' meetings, and (iv) execute consents in lieu of shareholders' meetings of I 3S, Inc.; and

         3. to exercise, do, or perform, as determined by such attorney-in-fact in his sole and absolute discretion, any act, right, power, duty or obligation whatsoever that the undersigned now has or may acquire the legal right, power or capacity to exercise, do, or perform in connection with, arising out of, or relating to the Common Stock, except as set forth above.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done, or shall lawfully have already done or caused to be done, by virtue of this Power of Attorney and the rights and powers herein granted.

         This Power of Attorney shall be in addition to, and not in substitution of, any Proxy the attorney-in-fact may have with respect to the Common Stock. Any and all acts previously taken by, or purported to be taken by, the attorney-in-fact as proxy for the undersigned are hereby, in all respects, ratified, confirmed, approved and adopted by the undersigned.

         This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 5th day of January, 2000.



                                             /s/ Charles W. (Bo) Price
                                             ----------------------------------
                                             Charles W. (Bo) Price

                                POWER OF ATTORNEY

         Know all by these presents, that the undersigned hereby constitutes and appoints Charles W. (Bo) Price the undersigned's true and lawful attorney-in-fact, including without limitation:

         1. to execute for and on behalf of the undersigned, in the undersigned's capacity as a holder of I 3S, Inc. Class A Common Stock (the "COMMON STOCK"), any and all documents related to (i) the financing, whether debt or equity, of I 3S, Inc., (ii) amendments to current or future agreements to which the undersigned is a party related to any debt or equity of I 3S, Inc., and (iii) waivers or exercises of any rights or powers related to the undersigned's Common Stock (including without limitation the waiver of any right of first refusal, preemptive right, right of co-sale or similar rights pertaining to such Common Stock which the undersigned may have); provided, however, that the attorney-in-fact may not sell, assign, transfer or convey any of the undersigned's right, title and interest in and to the Common Stock;

         2. to act as the undersigned's proxy to (i) attend and vote at shareholders' meetings of I 3S, Inc., (ii) otherwise act for the undersigned at any such shareholders' meetings in the same manner and with the same effect as if the undersigned was personally present and acting thereon, (iii) waive notice of any such shareholders' meetings, and (iv) execute consents in lieu of shareholders' meetings of I 3S, Inc.; and

         3. to exercise, do, or perform, as determined by such attorney-in-fact in his sole and absolute discretion, any act, right, power, duty or obligation whatsoever that the undersigned now has or may acquire the legal right, power or capacity to exercise, do, or perform in connection with, arising out of, or relating to the Common Stock, except as set forth above.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done, or shall lawfully have already done or caused to be done, by virtue of this Power of Attorney and the rights and powers herein granted.

         This Power of Attorney shall be in addition to, and not in substitution of, any Proxy the attorney-in-fact may have with respect to the Common Stock. Any and all acts previously taken by, or purported to be taken by, the attorney-in-fact as proxy for the undersigned are hereby, in all respects, ratified, confirmed, approved and adopted by the undersigned.

         This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 5th day of January, 2000.




                                        /s/ James R. Price
                                        ---------------------------------------
                                        James R. Price

                                POWER OF ATTORNEY

         Know all by these presents, that the undersigned hereby constitutes and appoints Charles W. (Bo) Price the undersigned's true and lawful attorney-in-fact, including without limitation:

         1. to execute for and on behalf of the undersigned, in the undersigned's capacity as a holder of BroadbandNOW, Inc. Class A Common Stock (the "COMMON STOCK"), any and all documents related to (i) the financing, whether debt or equity, of BroadbandNOW, Inc., (ii) amendments to current or future agreements to which the undersigned is a party related to any debt or equity of BroadbandNOW, Inc., and (iii) waivers or exercises of any rights or powers related to the undersigned's Common Stock (including without limitation the waiver of any right of first refusal, preemptive right, right of co-sale or similar rights pertaining to such Common Stock which the undersigned may have); provided, however, that the attorney-in-fact may not sell, assign, transfer or convey any of the undersigned's right, title and interest in and to the Common Stock;

         2. to act as the undersigned's proxy to (i) attend and vote at shareholders' meetings of BroadbandNOW, Inc., (ii) otherwise act for the undersigned at any such shareholders' meetings in the same manner and with the same effect as if the undersigned was personally present and acting thereon, (iii) waive notice of any such shareholders' meetings, and (iv) execute consents in lieu of shareholders' meetings of BroadbandNOW, Inc.; and

         3. to exercise, do, or perform, as determined by such attorney-in-fact in his sole and absolute discretion, any act, right, power, duty or obligation whatsoever that the undersigned now has or may acquire the legal right, power or capacity to exercise, do, or perform in connection with, arising out of, or relating to the Common Stock, except as set forth above.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done, or shall lawfully have already done or caused to be done, by virtue of this Power of Attorney and the rights and powers herein granted.

         This Power of Attorney shall be in addition to, and not in substitution of, any Proxy the attorney-in-fact may have with respect to the Common Stock. Any and all acts previously taken by, or purported to be taken by, the attorney-in-fact as proxy for the undersigned are hereby, in all respects, ratified, confirmed, approved and adopted by the undersigned.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 3rd day of February, 2000.



                                       PRICE GRANTOR RETAINED ANNUITY
                                       TRUST

                                       By: /s/ Barbara Price
                                          -------------------------------------
                                          Barbara Price, Trustee

                                POWER OF ATTORNEY

         Know all by these presents, that the undersigned hereby constitutes and appoints Charles W. (Bo) Price the undersigned's true and lawful attorney-in-fact, including without limitation:

         1. to execute for and on behalf of the undersigned, in the undersigned's capacity as a holder of BroadbandNOW, Inc. Class A Common Stock (the "COMMON STOCK"), any and all documents related to (i) the financing, whether debt or equity, of BroadbandNOW, Inc., and (ii) amendments to current or future agreements to which the undersigned is a party related to any debt or equity of BroadbandNOW, Inc.; provided, however, that the attorney-in-fact may not sell, assign, transfer or convey any of the undersigned's right, title and interest in and to the Common Stock;

         2. to act as the undersigned's proxy to (i) attend and vote at shareholders' meetings of BroadbandNOW, Inc., (ii) otherwise act for the undersigned at any such shareholders' meetings in the same manner and with the same effect as if the undersigned was personally present and acting thereon, (iii) waive notice of any such shareholders' meetings, and (iv) execute consents in lieu of shareholders' meetings of BroadbandNOW, Inc.; and

         3. to exercise, do, or perform, as determined by such attorney-in-fact in his sole and absolute discretion, any act, right, power, duty or obligation whatsoever that the undersigned now has or may acquire the legal right, power or capacity to exercise, do, or perform in connection with, arising out of, or relating to the Common Stock, except as set forth above.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done, or shall lawfully have already done or caused to be done, by virtue of this Power of Attorney and the rights and powers herein granted.

         This Power of Attorney shall be in addition to, and not in substitution of, any Proxy the attorney-in-fact may have with respect to the Common Stock. Any and all acts previously taken by, or purported to be taken by, the attorney-in-fact as proxy for the undersigned are hereby, in all respects, ratified, confirmed, approved and adopted by the undersigned.

         This Power of Attorney shall remain in full force and effect until the consummation of the first underwritten public offering of the Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (or any successor provision), with a concurrent listing on the New York Stock Exchange, the American Stock Exchange, or the Nasdaq Stock Market, Inc.

         This Power of Attorney may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 3rd day of February, 2000.



                               SUZANNE PRICE WILLIAMS 1999
                               GST TRUST


                               By: /s/ Suzanne Price Williams
                                  ---------------------------------------------
                                  Suzanne Price Williams, Trustee


                               By: /s/ Debra McIntosh, V.P. & Trust Officer
                                  ---------------------------------------------
                                  Smith Barney Private Trust Company, Trustee

                                POWER OF ATTORNEY

         Know all by these presents, that the undersigned hereby constitutes and appoints Charles W. (Bo) Price the undersigned's true and lawful attorney-in-fact, including without limitation:

         1. to execute for and on behalf of the undersigned, in the undersigned's capacity as a holder of BroadbandNOW, Inc. Class A Common Stock (the "COMMON STOCK"), any and all documents related to (i) the financing, whether debt or equity, of BroadbandNOW, Inc., and (ii) amendments to current or future agreements to which the undersigned is a party related to any debt or equity of BroadbandNOW, Inc.; provided, however, that the attorney-in-fact may not sell, assign, transfer or convey any of the undersigned's right, title and interest in and to the Common Stock;

         2. to act as the undersigned's proxy to (i) attend and vote at shareholders' meetings of BroadbandNOW, Inc., (ii) otherwise act for the undersigned at any such shareholders' meetings in the same manner and with the same effect as if the undersigned was personally present and acting thereon, (iii) waive notice of any such shareholders' meetings, and (iv) execute consents in lieu of shareholders' meetings of BroadbandNOW, Inc.; and

         3. to exercise, do, or perform, as determined by such attorney-in-fact in his sole and absolute discretion, any act, right, power, duty or obligation whatsoever that the undersigned now has or may acquire the legal right, power or capacity to exercise, do, or perform in connection with, arising out of, or relating to the Common Stock, except as set forth above.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done, or shall lawfully have already done or caused to be done, by virtue of this Power of Attorney and the rights and powers herein granted.

         This Power of Attorney shall remain in full force and effect until the consummation of the first underwritten public offering of the Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (or any successor provision), with a concurrent listing on the New York Stock Exchange, the American Stock Exchange, or the Nasdaq Stock Market, Inc.

         This Power of Attorney may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 3rd day of February, 2000.



                             CYNTHIA PRICE STALCUP 1999 GST TRUST


                             By: /s/ Cynthia Price Stalcup
                                -----------------------------------------------
                                Cynthia Price Stalcup, Trustee


                             By: /s/ Debra McIntosh, V.P. & Trust Officer
                                -----------------------------------------------
                                Smith Barney Private Trust Company, Trustee